GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Global Equity Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Funds”)

Supplement dated November 5, 2020 to the

Statement of Additional Information (“SAI”) dated February 28, 2020, as supplemented to date

Each of DWS Investment Management Americas, Inc. (“DIMA”), an underlying manager of the Goldman Sachs Multi-Manager Global Equity Fund, and RREEF America L.L.C. (“RREEF”), an underlying manager of the Goldman Sachs Multi-Manager Real Assets Strategy Fund, is a wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), an affiliate of Deutsche Bank AG (“DB”). On June 17, 2020, DB resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory activities of either of DIMA or RREEF. DWS Group is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the injunction contained in the Consent Order, DIMA and RREEF would not be eligible to continue to provide investment advisory services to the Funds absent an order from the Securities and Exchange Commission (the “SEC”). On October 20, 2020, the SEC issued a permanent order permitting the advisory affiliates of DB, including DIMA and RREEF, to continue providing investment advisory services to the Funds and other registered investment companies notwithstanding the issuance of the Consent Order against DB.

This Supplement should be retained with your SAI for future reference.

SMACMGRSTK 11-20